GMAC
                              COMMERCIAL CREDIT LLC
                1290 AVENUE OF THE AMERICAS o NEW YORK, NY 10104
                                  212-408-7000

September 24, 1999

Greka Integrated, Inc.
Saba Realty, Inc.
Santa Maria Refining Company
3201 Airpark Drive, Suite 201
Santa Maria, CA 93455

Ladies/Gentlemen:

         Reference is made to the Loan & Security Argeement between us dated as of April 30, 1999 (the "Agreement"). All capitalized terms not otherwise defined herein shall have such meaning as are ascribed to them under the Argeement.

         This letter shall serve to confirm the agreement between us, that effective immediately the Agreement shall be amended by deleting the dollar amount of "$5,000,000" appearing in the definition of "Maximum Revolving Amount" appearing on page 6 of the Agreement and by inserting the dollar amount of "$6,000,000" in its place and stead.

         Except as hereby specifically modified or amended all of the terms and conditions set forth in the Agreement shall continue to remain in full force and effect in accordance with their original terms.

         If the foregoing correctly sets forth the agreement between us, please execute a copy of this letter in the space provided below and return a fully executed copy to our offices.

                                            Very truly yours,
                                            GMAC COMMERCIAL CREDIT LLC

                                            By: /S/
                                                ------------------------------
                                                Title:
READ & AGREED TO:
GREKA INTEGRATED, INC.

By: /S/ Randeep S. Grewal
    -------------------------------
Title: Chairman, CEO & President

SABA REALTY, INC

By: /S/ Randeep S. Grewal
    -------------------------------
Title: Chairman, CEO & President

SANTA MARIA REFINING COMPANY

By: /S/ Randeep S. Grewal
    -------------------------------
Title: Chairman, CEO & President